STATE OF NEW YORK - COURT OF CLAIMS

GYRODYNE COMPANY OF AMERICA, INC.,

Claimant, Claim No. 112279

-against-

THE STATE OF NEW YORK,

Defendant. JUDGMENT

ROBINSON & COLE, LLP,
Attorneys for Claimant,
by JOSEPH L. CLASEN, ESQ.
and DAVID E. ROSS, ESQ.,
of Counsel.

HONORABLE ANDREW M. CUOMO,
Attorney General,
by J. GARDNER RYAN, ESQ.,
Assistant Attorney General,
of Counsel for the Defendant.

This claim for the sum of One Hundred Fifty-Eight Million and no/100 Dollars ($158,000,000.00) for damages resulting from the appropriation on November 2, 2005, of premises situate in the towns of Brookhaven and Smithtown, county of Suffolk, state of New York, described in Maps D 0200-S 273-B 01-L 003.000; D 0800-S40-B 02-L 011.000, Parcels N: 1224728.745; E: 268179.244 (permanent appropriation) for proceeding entitled "Stony Brook University Research and Development Campus Project, No. 5091," pursuant to the Eminent Domain Procedure Law and New York State Education Law; filed May 1, 2006 and numbered 112279, and

pursuant to a decision and order filed July 29, 2008, the caption was amended, *sua sponte,* to read as above set forth to read the State of New York as the properly named defendant, and this claim came on to be heard before the Honorable James J. Lack, a Judge of the Court of Claims,

AND the Court having heard the proofs and allegations of the parties and having duly made and filed its decision in which it made an award to claimant in the sum of $125,000,000.00, it is

ORDERED AND ADJUDGED that GYRODYNE COMPANY OF AMERICA, INC., the above named claimant, recover herein against the State of New York; the sum of $125,000,000.00, with interest thereon at the rate of nine percent per annum from November 2, 2005 to June 21, 2010, the date of decision, to wit; the sum of $52,156,250.00, amounting to the sum of $177,156,250.00, and with interest at the rate of nine percent per annum on said sum of $177,156,250.00 from June 21, 2010 to August 17, 2010, the date of entry of judgment herein, to wit; the sum of $2,480,187.50, amounting in all to a total sum of One Hundred Seventy-Nine Million Six Hundred Thirty-Six Thousand Four Hundred Thirty-Seven and 50/100 Dollars ($179,636,437.50), for all damages resulting from the appropriation of premises for

STONY BROOK UNIVERSITY RESEARCH
AND DEVELOPMENT CAMPUS PROJECT, NO. 5091
COUNTY OF SUFFOLK
MAPS D 0200-S 273-B 01-L 003.000;
D 0800-S40-B 02-L 011.000
PARCELS N: 1224728.745;
E: 268179.244 (permanent appropriation)

and it is further

ORDERED AND ADJUDGED that the award to claimant herein is exclusive of the claim, if any, of persons other than the owners of the appropriated property, their tenants, mortgagees and lienors having any right or interest in any stream, lake, drainage and irrigation ditch or channel, street, road, highway or public or private right-of-way or the bed thereof within the limits of the appropriated property or contiguous thereto; and is exclusive also of claims, if any, for the value of or damage to easements and appurtenant facilities for the construction, operation or maintenance of publicly owned or public service electric, telephone, telegraph, pipe, water, sewer and railroad lines, and it is further

ORDERED AND ADJUDGED that claimant may recover the filing fee of Fifty and no/100 Dollars ($50.00) pursuant to Court of Claims Act § 11-a(2).

Dated: Albany, New York
August 17, 2010

ROBERT T. DeCATALDO
CHIEF CLERK, COURT OF CLAIMS

State of New York, :

County of Albany : *ss.:*

City of Albany :

I, ROBERT T. DeCATALDO, Chief Clerk of the Court of Claims, of the State of New York,

Do Hereby Certify, *That I have compared the foregoing and annexed copy of the judgment in the claim of*

GYRODYNE COMPANY OF AMERICA, INC.

Claim No. 112279

against the State of New York with the original thereof on file and of record in this office, and that the same is a correct transcript therefrom and of the whole of the original.

In Testimony Whereof, *I have hereunto set my hand and affixed the seal of said Court of Claims in the City and County of Albany, N.Y., this 17th day of August A.D. 2010*

Chief Clerk of the Court of Claims

Claim No. 112279

STATE OF NEW YORK

COURT OF CLAIMS

GYRODYNE COMPANY OF AMERICA, INC.

Claimant

AGAINST

THE STATE OF NEW YORK

Certified Copy of

Judgment

Following Trial

CLERK'S OFFICE
COURT OF CLAIMS
P.O. BOX 7344
ALBANY, NY 12224